EXHIBIT 99.1

Phone: 800-213-0689 www.newenergytechnologiesinc.com	Ms. Briana L. Erickson New Energy Technologies, Inc. 9192 Red Branch Road, Suite 110 Columbia, MD 21045 Email: Briana@NewEnergyTechnologiesInc.com

News Release

New Energy Technologies to Present at Energy Harvesting and Storage USA 2013 Conference in Santa Clara, CA

Columbia, MD – November 18, 2013 – New Energy Technologies, Inc. (OTCQB: NENE) has been accepted to present at IDTechEx’s fifth annual Energy Harvesting and Storage USA 2013 conference, the world’s largest conference on Energy Harvesting and Storage applications and technologies. The conference will be held November 20th-21st, with Masterclass presentations on the 19th and 22nd, at the Santa Clara Convention Center in Santa Clara, CA.

Dr. Scott Hammond, New Energy’s Principal Scientist, will present an overview of:

•	The Company’s latest developments of the world’s first-of-its-kind, see-through technology capable of generating electricity on glass and flexible plastics on Wednesday, November 20th; and

•
The market opportunities and technical considerations for semitransparent organic photovoltaic (ST OPV) devices in the Building Integrated and Building Applied PV (BIPV and BAPV) markets, along with discussing technical hurdles that must be addressed to unlock these growing markets on Friday, November 22nd in one of IDTechEx’s expert-led Masterclasses.

Dr. Hammond’s discussions will focus on organic photovoltaic (OPV) research and the use of transparent contacts that allow increased transparency, and improves power conversion efficiency and flexibility in semitransparent OPV devices.  The basis for the research is the combining of transparent contacts with conductive substances and polymers to further enhance product durability and performance.  Conventional photovoltaic PV and OPV devices typically utilize an opaque metal contact or transparent indium tin oxide (ITO), has low or no visible light transmission (transparency), exhibits low power due to high resistance, requires high-vacuum, high temperature processing, and/or has poor flexibility.

The transparent contact technologies incorporating conductive substances and polymers have the additional potential for lower-cost manufacturing, as they are fully solution-processable, allowing for a variety of application techniques, including roll-to-roll (R2R) and sheet-to-sheet (S2S) processing.

Currently under development for eventual commercial deployment in the estimated 85 million commercial buildings and homes in America, SolarWindow™ technology is the subject of forty two (42) patent filings and is the world’s first-of-its-kind technology capable of generating electricity on see-through glass windows.  New Energy Technologies, Inc. is positioning itself and SolarWindow™ to becoming the standard for advanced window technology for high performance office buildings and skyscrapers. The importance of building integrated PV brings focus to the importance of deploying SolarWindow because “building-integrated and building-applied PV are set to achieve a compound annual growth rate of at least 41 per cent through 2016.”

The Energy Harvesting and Storage USA 2013 Conference will have Application and Technology focus areas, as well as a Tradeshow, Company Visits, and the Masterclasses. The Conference is co-located with IDTechEx’s Printed Electronics USA 2013.  IDTechEx also offers independent market research, business intelligence and advice on emerging technologies to companies across the value chain, supporting them in making essential strategic business decisions.

About IDTechEx:

Founded in 1999, IDTechEx offers independent market research, business intelligence and advice on emerging technologies to companies across the value chain, supporting them in making essential strategic business decisions. For more information on the list of presenting companies or to register for the event, you may visit http://www.idtechex.com/energy-harvesting-usa/eh.asp.

About New Energy Technologies, Inc.
New Energy Technologies, Inc., together with its wholly owned subsidiaries, is a developer of next generation alternative and renewable energy technologies. Among the Company’s technologies under development are:

•
MotionPower™ roadway systems for generating electricity by capturing the kinetic energy produced by moving vehicles – a patent-pending technology, the subject of 59 US and International patent applications.  An estimated 250 million registered vehicles drive more than six billion miles on America’s roadways, every day; and

•
 SolarWindow™ technologies, which enable see-through windows to generate electricity by ‘spraying’ their glass surfaces with New Energy’s electricity-generating coatings – the subject of 42 patent applications.  These solar coatings are less than 1/10th the thickness of ‘thin’ films and make use of the world’s smallest functional solar cells, shown to successfully produce electricity in a published peer-reviewed study in the Journal of Renewable and Sustainable Energy of the American Institute of Physics.

Through established relationships with universities, research institutions, and commercial partners, we strive to identify technologies and business opportunities on the leading edge of renewable energy innovation.  Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such costs as land and building acquisition, equipment and capital equipment purchases, and other start-up expenses. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

For additional information, please call Ms. Briana L. Erickson toll-free at 1-800-213-0689 or visit:
www.newenergytechnologiesinc.com.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although New Energy Technologies, Inc. (the “Company” or “New Energy Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that New Energy Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.